HARSCO CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage

Harsco Metals Argentina S.A.	Argentina	100%
Harsco (Australia) Pty. Limited	Australia	100%
Harsco Metals Australia Pty. Ltd.	Australia	100%
Harsco Metals Australia Holding Investment Co. Pty. Ltd.	Australia	100%
Harsco Rail Pty. Ltd.	Australia	100%
AluServ Middle East W.L.L.	Bahrain	100%
Harsco Belgium SRL	Belgium	100%
Harsco Metals Emirates Partnership	Belgium	65%
Harsco Rail Emirates Maatschap/Societe de Droit Commun	Belgium	100%
Harsco Brazil Investments SRL	Belgium	100%
Harsco Chile Investments SRL	Belgium	100%
Harsco Metals Limitada	Brazil	100%
Harsco Minerais Limitada	Brazil	100%
Harsco Rail Ltda	Brazil	100%
Harsco Canada Corporation Societe Harsco Canada	Canada	100%
Harsco Canada General Partner Limited	Canada	100%
Harsco Canada Limited Partnership	Canada	100%
Harsco Nova Scotia Holding Corporation	Canada	100%
Harsco Metals Chile S.A.	Chile	100%
Harsco (Beijing) Fertiliser Co., Ltd	China	60%
Harsco Metals (Ningbo) Pty. Ltd.	China	70%
Harsco Metals Zhejiang Co. Ltd.	China	70%
Shanxi TISCO-Harsco Technology Co., Ltd.	China	60%
Harsco APAC Rail Machinery (Beijing) Co., Ltd.	China	100%
Harsco Technology China Co., Ltd.	China	100%
Harsco (Tangshan) Metallurgical Materials Technology Co., Ltd	China	65%
Harsco (Tangshan) Metallurgical Materials Technology Co., Ltd. - GuYe Branch	China	100%
Harsco (Tangshan) Metallurgical Materials Technology Co., Ltd. - Leting Branch	China	100%
Czech Slag- Nova Hut s.r.o.	Czech Republic	65%
Harsco Metals CZ s.r.o	Czech Republic	100%
Harsco Metals Egypt L.L.C.	Egypt	100%
Heckett Bahna Co. For Industrial Operations S.A.E.	Egypt	65%
Heckett MultiServ Bahna S.A.E.	Egypt	65%
Slag Processing Company Egypt (SLAR) S.A.E.	Egypt	60%
MultiServ Oy	Finland	100%
Harsco Metals and Minerals France S.A.S.	France	100%
Harsco France S.A.S.	France	100%
Harsco Metals Germany GmbH	Germany	100%
Harsco Minerals Deutschland GmbH	Germany	100%
Harsco Rail Europe GmbH	Germany	100%
Harsco (Gibraltar) Holding Limited	Gibraltar	100%
Harsco Metals Guatemala S.A.	Guatemala	100%
Harsco China Holding Company Limited	Hong Kong	100%
Harsco Industrial Grating China Holding Co. Ltd.	Hong Kong	100%

HARSCO CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage
Harsco Infrastructure Hong Kong Ltd	Hong Kong	100%
Harsco India Metals Private Limited	India	100%
Harsco India Private Ltd.	India	100%
Harsco India Services Private Ltd.	India	100%
Harsco Track Machines and Services Private Limited	India	100%
Ilserv S.R.L.	Italy	65%
Harsco Environmental S.R.L.	Italy	100%
Ballagio S.a.r.l.	Luxembourg	100%
Excell Africa Holdings, Ltd.	Luxembourg	100%
Harsco Luxembourg S.a.r.l	Luxembourg	100%
Harsco Metals Luxembourg S.A.	Luxembourg	100%
Harsco Metals Luxequip S.A.	Luxembourg	100%
Excell Americas Holdings Ltd S.a.r.L.	Luxembourg	100%
Harsco Americas Investments S.a.r.l.	Luxembourg	100%
Harsco International Finance S.a.r.l.	Luxembourg	100%
Harsco Rail Malaysia Sdn Bhd	Malaysia	100%
Harsco Metals de Mexico S.A. de C.V.	Mexico	100%
Harsco Mexico Holdings, S.A. de C.V.	Mexico	100%
GasServ (Netherlands) VII B.V.	Netherlands	100%
Harsco (Mexico) Holdings B.V.	Netherlands	100%
Harsco (Peru) Holdings B.V.	Netherlands	100%
Harsco Infrastructure Industrial Services B.V.	Netherlands	100%
Harsco Infrastructure B.V.	Netherlands	100%
Harsco Infrastructure Construction Services B.V.	Netherlands	100%
Harsco Investments Europe B.V.	Netherlands	100%
Harsco Metals Holland B.V.	Netherlands	100%
Harsco Metals Transport B.V.	Netherlands	100%
Harsco Metals Oostelijk Staal International B.V.	Netherlands	100%
Harsco Minerals Europe B.V.	Netherlands	100%
Harsco Nederland Slag B.V.	Netherlands	100%
Harsco Europa B.V.	Netherlands	100%
Harsco Finance B.V.	Netherlands	100%
Heckett MultiServ China B.V.	Netherlands	100%
Heckett MultiServ Far East B.V.	Netherlands	100%
Minerval Metallurgic Additives B.V.	Netherlands	100%
MultiServ Finance B.V.	Netherlands	100%
MultiServ International B.V.	Netherlands	100%
Slag Reductie (Pacific) B.V.	Netherlands	100%
Slag Reductie Nederland B.V.	Netherlands	100%
Harsco Metals Norway A.S.	Norway	100%
Harsco Minerals Arabia LLC (FZC)	Oman	100%
Harsco Steel Mill Trading Arabia LLC	Oman	100%
Harsco Metals Peru S.A.	Peru	100%
Harsco Metals Polska SP Z.O.O.	Poland	100%

HARSCO CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage
Harsco Metals CTS Prestacao de Servicos Tecnicos e Aluguer de Equipamentos LDA Unipessoal	Portugal	100%
Harsco Metals Saudi Arabia, Ltd.	Saudi Arabia	55%
Harsco Metals D.O.O. Smederevo	Serbia	100%
Harsco Metals Slovensko s.r.o.	Slovak Republic	100%
Harsco Minerali d.o.o.	Slovenia	100%
Harsco Infrastructure South Africa (Pty.) Ltd.	South Africa	100%
Harsco Metals Ilanga Pty. Ltd.	South Africa	100%
Harsco Metals RSA Africa (Pty.) Ltd.	South Africa	100%
Harsco Metals South Africa (Pty.) Ltd.	South Africa	100%
Harsco Metals SRH Mill Services (Pty.) Ltd.	South Africa	100%
Harsco Metals SteelServ (Pty.) Ltd.	South Africa	100%
Heckett MultiServ (FS) Pty Ltd	South Africa	100%
Metal Reclamation SPV (Pty.) Ltd.	South Africa	100%
MultiServ Technologies (South Africa) Pty Ltd	South Africa	100%
Harsco Metals Gesmafesa S.A.	Spain	100%
Harsco Metals Lycrete S.A.	Spain	100%
Harsco Metals Reclamet S.A.	Spain	100%
Harsco Metals Sweden A.B.	Sweden	100%
MultiServ (Sweden) AB	Sweden	100%
Harsco Rail Switzerland GmbH	Switzerland	100%
Harsco Switzerland Holdings GmbH	Switzerland	100%
Harsco Metals (Thailand) Company Ltd.	Thailand	100%
Harsco Metals Turkey Celik Limited Sirkety	Turkey	100%
Harsco Sun Demiryolu Ekipmanlari Uretim Ve Ticaret Limited Sirketi	Turkey	51%
Tosyali Harsco Geri Kazanim Teknolojileri Anonim Sirketi	Turkey	50%
Altek Europe Holdings Ltd.	U.K.	100%
Altek Europe Limited	U.K.	100%
Altek Melting Solutions Limited	U.K.	100%
Alusalt Limited	U.K.	100%
Faber Prest Limited	U.K.	100%
Harsco (U.K.) Limited	U.K.	100%
Harsco (UK) Group Ltd	U.K.	100%
Harsco (York Place) Limited	U.K.	100%
Harsco Infrastructure Group Ltd.	U.K.	100%
Harsco Infrastructure Services Ltd.	U.K.	100%
Harsco Investment Ltd.	U.K.	100%
Harsco Leatherhead Limited	U.K.	100%
Harsco Metals 373 Ltd	U.K.	100%
Harsco Metals 385 Ltd	U.K.	100%
Harsco Metals Group Limited	U.K.	100%
Harsco Metals Holdings Limited	U.K.	100%
Harsco Mole Valley Limited	U.K.	100%
Harsco Rail Limited	U.K.	100%
HLWKH 517 Limited	U.K.	100%

HARSCO CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage
Iductelec Limited	U.K.	100%
Mastclimbers Ltd	U.K.	100%
MultiServ Limited	U.K.	100%
MultiServ Logistics Limited	U.K.	100%
Nortal Limited	U.K.	100%
SGB Holdings Limited	U.K.	100%
SGB Investments Ltd.	U.K.	100%
Short Brothers (Plant) Ltd.	U.K.	100%
21st Century Environmental Management of NV, LLC	U.S.A.	100%
21st Century Environmental Management of RI, LLC	U.S.A.	100%
Accelerated Remediation Kinetics, LLC	U.S.A.	100%
Advanced Remediation & Disposal Technologies of Delaware, LLC	U.S.A.	100%
AES Asset Acquisition Corporation	U.S.A	100%
AERC Acquisition Corporation	U.S.A.	100%
Allied Environmental Group, LLC	U.S.A.	100%
Allworth, LLC	U.S.A.	100%
Altek LLC	U.S.A.	100%
Assessment & Remedial Design Technologies, Inc	U.S.A.	100%
Burlington Environmental LLC	U.S.A.	100%
Harsco Clean Earth Holdings LLC	U.S.A.	100%
Carteret Asphalt Corporation	U.S.A.	100%
CEHI Acquisition LLC	U.S.A.	100%
CEI Holding LLC	U.S.A.	100%
Chemical Pollution Control of Florida, LLC	U.S.A.	100%
Chemical Pollution Control of New York, LLC	U.S.A.	100%
Chemical Reclamation Services, LLC	U.S.A.	100%
Clean Earth Dredging Technologies, LLC	U.S.A.	100%
Clean Earth Environmental Services, Inc.	U.S.A.	100%
Clean Earth Environmental Solutions, Inc.	U.S.A.	100%
Clean Earth Government Services, LLC	U.S.A.	100%
Clean Earth Holdings, LLC	U.S.A.	100%
Clean Earth, LLC	U.S.A.	100%
Clean Earth of Alabama, Inc	U.S.A.	100%
Clean Earth of Carteret, LLC	U.S.A.	100%
Clean Earth of Georgia, LLC	U.S.A.	100%
Clean Earth of Greater Washington, LLC	U.S.A.	100%
Clean Earth of Maryland, LLC	U.S.A.	100%
Clean Earth of Michigan, LLC	U.S.A.	100%
Clean Earth Mobile Services, LLC	U.S.A.	100%
Clean Earth of New Castle, LLC	U.S.A.	100%
Clean Earth of North Jersey, Inc.	U.S.A.	100%
Clean Earth of Philadelphia, LLC	U.S.A.	100%
Clean Earth of Puerto Rico, LLC	U.S.A.	100%
Clean Earth of Southeast Pennsylvania, LLC	U.S.A.	100%
Clean Earth of Southern Florida, LLC	U.S.A.	100%

HARSCO CORPORATION		Exhibit 21
Subsidiaries of Registrant

Subsidiary	Country of Incorporation	Ownership Percentage
Clean Earth of West Virginia, LLC	U.S.A.	100%
Clean Earth of Williamsport, LLC	U.S.A.	100%
Clean Earth Specialty Waste Solutions, Inc.	U.S.A.	100%
Clean Rock Properties, Ltd	U.S.A.	100%
Environmental Soil Management, Inc	U.S.A.	100%
Environmental Soil Management of New York, LLC	U.S.A.	100%
ESOL TOPCO, LLC	U.S.A.	100%
Gardner Road Oil, LLC	U.S.A.	100%
General Environmental Management of Rancho Cordova, LLC	U.S.A.	100%
Harsco Defense Holding, LLC	U.S.A.	100%
Harsco Financial Holdings Inc.	U.S.A.	100%
Harsco Holdings, Inc.	U.S.A.	100%
Harsco Infrastructure Holdings, Inc.	U.S.A.	100%
Harsco Metals Holding LLC	U.S.A.	100%
Harsco Metals Intermetal LLC	U.S.A.	100%
Harsco Metals Investment LLC	U.S.A.	100%
Harsco Metals Operations LLC	U.S.A.	100%
Harsco Metals SRI LLC	U.S.A.	100%
Harsco Metals VB LLC	U.S.A.	100%
Harsco Metro Rail, LLC	U.S.A.	100%
Harsco Metro Rail Holdings, LLC	U.S.A	100%
Harsco Minerals Technologies LLC	U.S.A.	100%
Harsco Minnesota Finance, Inc.	U.S.A.	100%
Harsco Minnesota LLC	U.S.A.	100%
Harsco Rail, LLC	U.S.A.	100%
Harsco Technologies LLC	U.S.A.	100%
Luntz Acquisition (Delaware) LLC	U.S.A.	100%
MKC Acquisition Corporation	U.S.A.	100%
Northland Environmental LLC	U.S.A.	100%
Nortru, LLC	U.S.A.	100%
Phillip Reclamation Services Houston, LLC	U.S.A.	100%
Protran Technology LLC	U.S.A.	100%
PSC Environmental Services, LLC	U.S.A.	100%
PSC Recovery Systems, LLC	U.S.A.	100%
Real Property Acquisition, LLC	U.S.A.	100%
Republic Environmental Recycling (New Jersey), LLC	U.S.A	100%
Republic Environmental Systems (Pennsylvania), LLC	U.S.A.	100%
Republic Environmental Systems (Transportation Group), LLC	U.S.A.	100%
Rho-Chem LLC	U.S.A.	100%
Solvent Recovery, LLC	U.S.A.	100%
United Retek of Connecticut, LLC	U.S.A.	100%
Heckett Multiserv MV & MS, CA	Venezuela	100%

HARSCO CORPORATION	Exhibit 21
Subsidiaries of Registrant

Companies in which Harsco Corporation does not exert management control are not consolidated. These companies are listed below as unconsolidated entities.

Company Name	Country of Incorporation	Ownership Percentage

P.T. Purna Baja Harsco	Indonesia	26%